Ex. 99.1 [Execution Version] April 2, 2025 ValueAct Capital Management, L.P. One Letterman Drive Building D, 4th Floor San Francisco, CA 94129 Ladies and Gentlemen: This information sharing and confidentiality letter agreement (this “letter agreement”) shall be dated as of the date hereof, by and among ValueAct Capital Management, L.P. (on behalf of itself and all of its affiliates) (“ValueAct Capital”) and Insight Enterprises, Inc., a Delaware corporation (the “Company”). Whereas, ValueAct Capital has experience and expertise from advising many leading global public companies on strategic projects, including growth strategies, capital allocation, business development, financial planning and analysis, executive compensation, investor communication, governance and other topics, which experience includes ValueAct Capital members serving on over 55 director positions at public company boards of directors across North America, Europe and Japan; and Whereas, the Company and its representatives in their sole discretion and for the benefit of the Company and its stockholders as a whole may wish to consult with ValueAct Capital regarding strategic projects and/or engage in other discussions which would require sharing non-public information about the Company. Now, therefore, ValueAct Capital and the Company hereby agree as follows: 1. In connection with discussions relating to certain business affairs of the Company and associated matters to take place between the Company and ValueAct Capital (each of the foregoing individually without distinction, “you”), the Company and its representatives may disclose to you and your Representatives information that is non-public, confidential or proprietary concerning the Company and its Affiliates (as defined in Rule 12b-2 promulgated by the SEC under the Exchange Act). The term, “Representatives” collectively shall include members of the ValueAct Capital, its employees, partners (which, for the avoidance of doubt, does not include limited partners or investors in funds managed by ValueAct Capital), consultants, and counsel. 2. You acknowledge and agree that all such information is confidential and proprietary to the Company and may include strategic, business or financial planning information, information regarding the Company’s management, business, corporate structure, strategies, financial affairs and other confidential or proprietary, non-public information. You and your Representatives agree to treat any and all such information regarding the Company and its Affiliates and their respective businesses that is given to or received by you or any of your Representatives from the Company (regardless of the manner in which it is furnished, including without limitation in written or electronic format or orally, gathered by visual inspection or otherwise) (collectively, “Confidential Information”), in accordance with the provisions of this letter agreement, and to take or abstain from taking the other actions hereinafter set forth. 3. The term “Confidential Information” does not include information that (a) is or has become generally available to the public other than as a result of a direct or indirect disclosure by you or your Representatives in violation of this letter agreement or any other duty or obligation of confidentiality to the Company or one of its Affiliates, including information that is disseminated to you in the same manner or to the same extent as provided to other shareholders of the Company without confidentiality

2 agreements, (b) was within or came into your or any of your Representatives’ possession, other than by or on behalf of the Company or any of the Company’s officers, employees, agents, consultants, and counsel; provided, that, in the case of the immediately foregoing clause (b), the source of such information was not believed by you at the time of the receipt of such information, after reasonable inquiry of the disclosing person, to be bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the Company or one of its Affiliates with respect to such information at the time the same was disclosed, or (c) was independently developed by you or your Representatives without reference to or use of any of the Confidential Information. 4. You hereby agree that you and your Affiliates and your respective Representatives will keep the Confidential Information strictly confidential and not disclose any of it except as permitted by Section 5 of this letter agreement; provided, however, that you may disclose Confidential Information to your Representatives who are informed by you of the confidential nature of such information and agree to comply with this letter agreement, and you will be responsible for any violation of this letter agreement by your Representatives as if they were parties hereto, and you agree, at your sole expense, to take all reasonable measures (including but not limited to court proceedings) to restrain your Representatives from prohibited or unauthorized disclosure or use of the Confidential Information. You may also disclose to your investors that you have entered into this Agreement with the Company but may not convey any other Confidential Information to such persons, including the purpose of entering into this Agreement, any topics of discussion with the Company pursuant to this Agreement, or the terms of this Agreement. 5. If you or any of your Representatives are requested or required by any court or regulatory authority to disclose any of the Confidential Information, to the extent you are legally permitted to do so, you will (a) promptly notify the Company in writing by electronic mail and overnight delivery, (b) sufficiently in advance of such disclosure to allow the Company a reasonable opportunity to respond, provide the Company with a list of any Confidential Information you intend to disclose and (c) at all times cooperate with the Company, at the Company’s request and expense, to the extent it may seek to limit such disclosure, including, if requested, taking all reasonable steps to resist or narrow the scope of such requested or required disclosure and to obtain confidential treatment of any information which could be disclosed. If, in the absence of a protective order or the receipt of a waiver from the Company in its sole discretion after a request in writing therefor is made by you (such request to be made as soon as reasonably practicable to allow the Company a reasonable amount of time to respond thereto), you are required by any court or regulatory authority to disclose Confidential Information, you will disclose only that portion of the Confidential Information which you are advised by counsel is legally required and use your reasonable efforts to obtain assurances that confidential treatment will be accorded to such Confidential Information. In no event will you or any of your Representatives oppose action by the Company to obtain a protective order or other relief to prevent the disclosure of the Confidential Information or to obtain reliable assurance that confidential treatment will be afforded the Confidential Information. In the event that you and/or your Representatives shall have complied in all material respects with the provisions of this paragraph, you and your Representatives shall have no liability hereunder for the disclosure of that Confidential Information which it is required by applicable law to be so disclosed. Notwithstanding the foregoing, you and your Representatives shall not be subject to the foregoing provisions of this Section 5 and shall have no liability hereunder in the context of standard requests for information from any governmental authority or self- regulatory organization with regulatory jurisdiction over you so long as you reasonably believe that you, and not the Company, are the subject of such requests. 6. For the avoidance of doubt, it is understood that you shall not be permitted to disclose Confidential Information pursuant to the foregoing Section 5 by virtue of the fact that, absent such disclosure, you or your Affiliates would be prohibited from purchasing, selling or engaging in derivative or other voluntary transactions with respect to the Company or its common stock or otherwise proposing or taking actions concerning the Company, or that you and your Affiliates would be unable to file any proxy

3 or other solicitation materials in compliance with Section 14(a) of the Securities Exchange Act of 1934, as amended, or the rules promulgated thereunder. 7. You acknowledge that (a) none of the Company or any of its Representatives makes any representation or warranty, express or implied, as to the accuracy or completeness of the Confidential Information, and (b) none of the Company or any of its Representatives shall have any liability to you or to any of your Representatives relating to or resulting from the use of the Confidential Information or any errors therein or omissions therefrom. 8. All Confidential Information shall remain the property of the Company. Neither you nor any of your Representatives shall by virtue of disclosure of and/or your use of any Confidential Information acquire any rights with respect thereto all of which rights (including all intellectual property rights) shall remain exclusively with the Company. 9. You hereby represent and warrant to the Company that this letter agreement has been duly authorized, executed and delivered by you, and is a valid and binding obligation, enforceable against you in accordance with its terms. 10. It is understood and agreed that no failure or delay by the Company in exercising any right, power, remedy, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or future exercise thereof or the exercise of any other right, power or privilege hereunder. 11. You acknowledge that, in connection with the subject matter of this letter agreement, you and your Representatives may become aware of material non-public information. You acknowledge that you are aware that the United States securities laws prohibit any person who has material, non-public information concerning any issuer from purchasing or selling securities of the issuer (and options, warrants and rights relating thereto) or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. 12. You and your Affiliates and your respective Representatives’ obligations to protect the Company’s Confidential Information pursuant to this letter agreement shall remain in effect for a period of 36 months from the date hereof, unless extended by the parties by mutual agreement. 13. At any time upon the written request of the Company for any reason, you will promptly deliver to the Company or destroy all Confidential Information (and all copies thereof) furnished to you, your Affiliates or any of your or their Representatives by or on behalf of the Company; provided, however, that in the event you destroy such Confidential Information, you shall provide the Company with a certificate of an officer of each member of the ValueAct Capital certifying such destruction. Notwithstanding the foregoing, you and your Representatives (i) may retain a copy of the Confidential Information in order to comply with applicable law, regulation or professional standards, or to comply with a bona fide document retention policy, and (ii) to the extent that Confidential Information is retained in standard archival or computer back-up system in the ordinary course of business, such retained Confidential Information shall not be destroyed but such retained Confidential Information shall remain subject to the terms of this letter agreement for so long as retained by you or your Representatives. Notwithstanding the return or destruction of Confidential Information, you, your Affiliates and your and their Representatives will continue to be bound by the confidentiality and other obligations set forth in this letter agreement. 14. You acknowledge that due to the unique and substantial value of the Confidential Information to the Company that there may be no adequate remedy at law for any actual or threatened violation of this letter agreement and actual or threatened violation may result in irreparable harm to the

4 Company. In the event of an actual or threatened violation of this letter agreement, you expressly consent to the enforcement of this letter agreement by injunctive relief or specific performance in addition to any other remedy to which the Company is entitled at law or in equity. 15. THIS LETTER AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF DELAWARE. The state or federal courts located in Wilmington, Delaware shall each have non-exclusive jurisdiction over all disputes relating to this letter agreement. 16. This letter agreement contains the entire understanding of the parties with respect to the subject matter hereof and thereof and may be amended only by an agreement in writing executed by the parties hereto. 17. All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be in writing and shall be deemed validly given, made or served, if delivered in person or sent by overnight delivery (providing proof of delivery) to the party at the following addresses (or at such other address for a party as shall be specified by like notice) on the date of delivery: If to the Company: Insight Enterprises, Inc. 6820 South Harl Avenue Tempe, AZ 85283 Attention: Samuel C. Cowley scowley@insight.com If to the ValueAct Capital: ValueAct Capital Management, L.P. One Letterman Drive Building D, 4th Floor San Francisco, CA 94129 Attention: General Counsel legal@valueact.com 18. If at any time subsequent to the date hereof, any provision of this letter agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality or unenforceability of such provision shall have no effect upon the legality or enforceability of any other provision of this letter agreement. 19. This letter agreement may be executed in two or more counterparts either manually or by electronic or digital signature (including by facsimile or electronic mail transmission), each of which shall be deemed to be an original and all of which together shall constitute a single agreement. 20. This letter agreement and the rights and obligations herein may not be assigned or otherwise transferred, in whole or in part, by you without the express written consent of the Company, whether by operation of law or otherwise. [Signature Pages Follow]

5 Please confirm your agreement with the foregoing by signing and returning one copy of this letter agreement to the undersigned, whereupon this letter agreement shall become a binding agreement between you and the Company. Very truly yours, INSIGHT ENTERPRISES, INC. By: /s/ James Morgado Name: James A. Morgado Title: Chief Financial Officer Accepted and agreed as of April 2, 2025: ValueAct Capital Management, L.P. By its general partner, ValueAct Capital Management, LLC By: /s/ Jason Breeding Name: Jason Breeding Title: General Counsel & Partner